As filed with the Securities and Exchange Commission on July 26, 1996
                                                      Registration No. 333-_____


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                           __________________________

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          ____________________________

                             VEECO INSTRUMENTS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                     11-2989601
(State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                      Identification No.)

                   Terminal Drive, Plainview, New York  11803
                    (Address of principal executive offices)

                             VEECO INSTRUMENTS INC.
                              AMENDED AND RESTATED
                        1992 EMPLOYEES' STOCK OPTION PLAN

                              AMENDED AND RESTATED
                             VEECO INSTRUMENTS INC.
                  1994 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                                 EDWARD H. BRAUN
                 Chairman, Chief Executive Officer and President
                             Veeco Instruments Inc.
                                 Terminal Drive
                           Plainview, New York  11803
                     (Name and address of agent for service)

                                 (516) 349-8300
          (Telephone number, including area code, of agent for service)

                                   Copies to:
                              RORY A. GREISS, ESQ.
                   Kaye, Scholer, Fierman, Hays & Handler, LLP
                                 425 Park Avenue
                            New York, New York  10022
                                 (212) 836-8000
                       __________________________________

                         CALCULATION OF REGISTRATION FEE


                                            Proposed     Proposed
                                             maximum     maximum     Amount
              Title of       Amount to be   offering    aggregate      of
             securities       registered    price per    offering   registra
          to be registered        (1)       unit (2)     price(2)   tion fee
          -------------------------------------------------------------------

         Common Stock, par      325,000    $  9.875     $ 3,209,375 $ 1,106.69
         value $.01 per         shares
         share


          ------------------------------

          (1) This total represents (a) an additional 300,000 shares of Common Stock reserved for issuance pursuant to the Veeco Instruments Inc. Amended and Restated 1992 Employees' Stock Option Plan (the "Employees' Stock Option Plan") and (b) an additional 25,000 shares of Common Stock reserved for issuance pursuant to the Amended and Restated Veeco Instruments Inc. 1994 Stock Option Plan for Outside Directors (the "Directors' Stock Option Plan"). With respect to the Employees' Stock Option Plan, 276,787 shares and 250,000 shares of Common Stock reserved for issuance pursuant thereto were previously respectively registered pursuant to the Registrant's Registration Statement on Form S-8, File No. 33-87394, filed with the Securities and Exchange Commission (the "Commission") on December 15, 1994, and the Registrant's Registration Statement on Form S-8, File No. 33-95424, filed with the Commission on August 4, 1995. With respect to the Directors' Stock Option Plan, 25,000 shares of Common Stock reserved for issuance pursuant thereto were previously registered pursuant to the Registrant's Registration Statement on Form S-8, File No. 33-87394, filed with the Commission on December 15, 1994.

          (2)  Estimated  solely   for   the  purpose   of  computing   the
               registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended, based on the average of the high and low prices per share of Common Stock reported in the Nasdaq National Market on July 24, 1996.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

               The contents of Veeco Instruments Inc.'s (the "Company") Registration Statement on Form S-8, File Number 33-87394, filed with the Securities and Exchange Commission (the "Commission") on December 15, 1994, and the Company's Registration Statement on Form S-8, File Number 33-95424, filed with the Commission on August 4, 1995, are incorporated herein by reference.

          Item 8.  Exhibits.

           Exhibit
             No.         Description
           -------       -----------

          5.1        Opinion of Kaye, Scholer, Fierman, Hays & Handler, LLP
                     with   respect   to  legality   of  securities   being
                     registered (filed herewith).

          10.1 Veeco Instruments Inc. Amended and Restated 1992 Employees' Stock Option Plan (filed herewith).

          10.2       Amendment   to  the   Amended   and   Restated   Veeco
                     Instruments Inc. 1994 Stock Option Plan for Outside Directors (filed herewith).

          23.1       Consent of Ernst & Young LLP (filed herewith).

          23.2 Consent of Kaye, Scholer, Fierman, Hays & Handler, LLP (included in Exhibit 5.1).

          24 Powers of Attorney (included on the signature page of this Registration Statement).

                                      SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing a Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plainview, State of New York on July 25, 1996.

                                        VEECO INSTRUMENTS INC.



                                        By:/s/ Edward H. Braun
                                           ---------------------------
                                             Edward H. Braun
                                             Chairman, Chief Executive
                                             Officer and President

               Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated. Each person whose signature appears below hereby authorizes each of Edward H. Braun, John F. Rein, Jr. and John P. Kiernan, as attorney-in-fact, to sign and file on his or her behalf, individually and in each capacity stated below, any post-effective amendment to this registration statement or any registration statement relating to this offering.

                                                                    Date
                                                                    ----


          /s/ Edward H. Braun
          -----------------------------------                    July 25, 1996
          Edward H. Braun
          Chairman, Chief Executive Officer,
          President and Director
          (principal executive officer)


          /s/ John F. Rein, Jr.
          -----------------------------------                    July 25, 1996
          John F. Rein, Jr.
          Vice President-Finance,
          Chief Financial Officer,
          Secretary and Treasurer
          (principal financial officer)


          /s/ John P. Kiernan
          -----------------------------------                    July 25, 1996
          John P. Kiernan
          Corporate Controller
          (principal accounting officer)

                                                                     Date
                                                                     ----



          /s/ Walter J. Scherr
          -----------------------------------                    July 25, 1996
          Walter J. Scherr
          Director


          /s/ Richard A. D'Amore
          -----------------------------------                    July 25, 1996
          Richard A. D'Amore
          Director


          /s/ Joel A. Elftmann
          -----------------------------------                    July 25, 1996
          Joel A. Elftmann
          Director


          /s/ Paul R. Low
          -----------------------------------                    July 25, 1996
          Paul R. Low
          Director

                                    EXHIBIT INDEX
                                                                 Sequential
            Exhibit                    Document                   Page No.
            --------                   --------                   --------
              No.
              ---

               5.1    Opinion of Kaye, Scholer, Fierman, Hays &
                      Handler, LLP with respect to legality of securities being registered (filed herewith).

               10.1   Veeco Instruments Inc. Amended and
                      Restated 1992 Employees' Stock Option Plan
                      (filed herewith).

               10.2   Amendment to the Amended and Restated
                      Veeco Instruments Inc. 1994 Stock Option
                      Plan for Outside Directors (filed
                      herewith).

               23.1   Consent of Ernst & Young LLP (filed
                      herewith).

               23.2   Consent of Kaye, Scholer, Fierman, Hays &
                      Handler, LLP (included in Exhibit 5.1).

               24 Powers of Attorney (included on signature page of this Registration Statement).